                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 20, 2007
                        ---------------------------------
                        (Date of earliest event reported)

                       Syncronys Alternative Energy, Inc.
                          (Formerly Syncronys Softcorp)
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    0-25736             33-0653223
            ------                    -------             ----------
(State or other jurisdiction of     Commission         (I.R.S. Employer
 incorporation or organization)     File Number       Identification No.)

                              4990 Hwy 22, Suite E
                              Mandeville, LA 70471
               --------------------------------------------------
               (Address of principal offices, including Zip Code)

                                 (520) 603-6979
                                 --------------
              (Registrant's telephone number, including area code)

Item 1.01 Completion of a Material Definitive Agreement.

On July 2, 2007, the company entered into an agreement to acquire 100% of the common stock of two entities: Lectric Power Products, Inc., a Nevada corporation and Public Gas Company, a Nevada corporation. Lectric Power Products provides services and products to the wind and solar power generation industry in the US and abroad. Public Gas Company owns substantial natural gas reserves in Oklahoma.

The Company issued an acquisition payment of 299,852,584 restricted common shares to the private company shareholders of these two companies according to their distribution schedule, equal to 80% of the public company shares that would be outstanding after the acquisition.

Subsequent to the acquisition the Company has 374,815,730 outstanding common shares and no preferred shares outstanding. The company filed amended articles of incorporation with the Nevada Secretary of State for a change of name to "Syncronys Alternative Energy, Inc.; approval for authorization of 500,000,000 common shares; approval for authorization of 10,000,000 preferred shares; and a change for both to a stated capital of $.0001 par value. The Nevada Secretary of State approved the changes to the Company's Articles of Incorporation on July 27, 2007.

Item 2.01 Completion of Acquisition of stock.

Please see Item 1.01 of this current report.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 1.01 of this current report.

Item 9.01 Financial Statements and Exhibits

Please see item 1. 01 of this current report: Audited financial statements and pro-forma statements of Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp. shall be filed as soon as possible. Un-audited statements are attached

Exhibit 99.01

Stock Purchase Agreement between Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp) a Nevada public corporation and the shareholders of Lectric Power Products, Inc., a Nevada corporation and Public Gas Company, a Nevada corporation are attached as entered into the 2nd day of July, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Syncronys Alternative Energy, Inc.

By: /s/ Donald Rex Gay
    ------------------
Donald Rex Gay, CEO and President


Date: August 20, 2007


Exhibit 99.01

FINANCIAL STATEMENTS AND EXHIBITS


                       SYNCRONYS ALTERNATIVE ENERGY, INC.
                          (Formerly Syncronys Softcorp)

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                          July 31, 2007 & June 30, 2007

                                Table of Contents


Certificate of Management reporting on Financial Statements

Condensed Consolidated Balance Sheet: As of July 31, 2007 & June 30, 2007

Condensed Consolidated Statements of Income: For the One Month Ended July 31, 2007 & the Year Ended June 30, 2007

Condensed Consolidated Statement of Stockholders' Equity: For the One Month Ended July 31, 2007 & the Year Ended June 30, 2007

Condensed Consolidated Statements of Cash Flows: For the One Month Ended July 31, 2007 & the Year Ended June 30, 2007

Notes to the Condensed Consolidated Financial Statements: For the One Month Ended July 31, 2007 & the Year Ended June 30, 2007

                       SYNCRONYS ALTERNATIVE ENERGY, INC.
                         REPORT OF MANAGEMENT CERTIFYING
                              FINANCIAL STATEMENTS
                         JULY 31, 2007 AND JUNE 30, 2007



August 10, 2007


Board of Directors
Syncronys Alternative Energy, Inc.
4990 Hwy 22, Suite E
Mandeville, LA 70471


We have prepared the accompanying condensed consolidated balance sheet of Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp) ("Company") as of July 31, 2007 and June 30, 2007, and the related condensed consolidated statements of operations, condensed consolidated statement of shareholders' equity, and condensed consolidated statement of cash flows for the one month ended July 31, 2007 & the year ended June 30, 2007.

These financial statements are the responsibility of the Company's management. These statements have not been audited by independent accountants for these periods.

In our opinion, the condensed consolidated financial statements referred to above present fairly, in all material respects, the financial position of Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp) as of July 31, 2007 and June 30, 2007, and the results of its operations, stockholders' equity and cash flows for the one month ended July 31, 2007 and years ended June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

Respectfully submitted

/s/ David L. Shorey

David L. Shorey, CPA
Chief Financial Officer

                                   SYNCRONYS ALTERNATIVE ENERGY, INC.
                                 CONDENSED CONSOLIDATED BALANCE SHEETS
                                     July 31, 2007 & June 30, 2007
                                              (UNAUDITED)

                                                                            July 31         June 30
                                                                              2007            2007
                                                                          ------------    ------------
ASSETS
Current Assets
   Cash and cash equivalents                                              $        805    $         95
   Other current assets                                                              0               0
                                                                          ------------    ------------
     Total Current Assets                                                          805              95
Other Assets - Natural Gas Reserves (NOTE B)                                   464,053               0
                                                                          ------------    ------------
     Total Assets                                                         $    464,858    $         95
                                                                          ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities - Accounts payable                                    $     14,201    $          0
                                                                          ------------    ------------
     Total Liabilities                                                          14,201               -
                                                                          ------------    ------------
Convertible Debentures (NOTE C)                                                400,000         250,000
                                                                          ------------    ------------
Stockholders'  Equity: (NOTE D)
  Preferred stock $.0001 par value; shares authorized:
    10,000,000; shares issued and outstanding:  None
  Common stock $.0001 Par Value; shares authorized: 500,000,000;
    issued and outstanding: 374,815,730 and 74,963,146 respectively             37,482           7,496
Additional paid in capital                                                      21,830        (248,746)
Accumulated deficit                                                             (8,655)         (8,655)
                                                                          ------------    ------------
    Total Stockholders' Equity                                                  50,657        (249,905)
                                                                          ------------    ------------
    Total Liabilities and Stockholders'  Equity                           $    464,858    $         95
                                                                          ============    ============

        See accompanying footnotes to the unaudited condensed consolidated financial statements

                                                   6

                         SYNCRONYS ALTERNATIVE ENERGY, INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE ONE MONTH ENDED JULY 31, 2007 & ONE YEAR ENDED JUNE 30, 2007
                                    (UNAUDITED)

                                                       July 31          June 30
                                                        2007             2007
                                                    -------------    -------------

Revenues                                            $           0    $           0
Cost of Sales                                                   0                0
                                                    -------------    -------------
Gross Profit                                                    0                0
                                                    -------------    -------------
Operating Expenses:
  General & Administrative                                      0            4,871
                                                    -------------    -------------
    Total Operating Expenses                                    0            4,871
                                                    -------------    -------------
Net (Loss)                                          $          (0)   $      (4,871)
                                                    =============    =============
Income Tax (NOTE E)                                          None             None
                                                    =============    =============
Net (Loss) Per Share -Basic & Diluted               $        (.01)   $        (.01)
                                                    =============    =============
Weighted Average Number of Common Shares Used
in the Computation of Earnings Per Share              374,815,730       74,963,146
                                                    =============    =============


               See accompanying footnotes to the unaudited condensed
                        consolidated financial statements.


                                         7

                                         SYNCRONYS ALTERNATIVE ENERGY, INC.
                              CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                                 FOR THE PERIOD JULY 31, 1998 THROUGH JULY 31, 2007
                                                    (UNAUDITED)

                                                                        Additional         Total
                                                          Stock            paid         Accumulated    Shareholders
      (SEE NOTE D)                    Common Shares       Amount        in Capital        Deficit         Equity
                                      -------------    ------------    ------------    ------------    ------------
Balance at July 31, 1998                 29,213,146    $      2,921    $ 21,743,719    $(21,004,170)   $    742,470
Net Loss for the Years ended
  July 31, 1999 - 2005                                                                     (742,740)       (742,740)
Shares issued for reorganization
  and restructure merger                 45,750,000           4,575           4,175               -           8,750
Adjustment for issue of promissory
  notes to investors                                                       (250,000)                       (250,000)
Net Loss for the Years ended
  June 30, 2007                                   -               -               -          (4,871)         (4,871)
                                       ------------    ------------    ------------    ------------    ------------
Balance at June 30, 2006                 74,963,146    $      7,496    $ 21,497,894    $(21,751,781)   $   (246,391)
Net Loss for the Year Ended
  June 30, 2007                                   -               -               -          (3,784)         (3,784)
                                       ------------    ------------    ------------    ------------    ------------
Balance at June 30, 2007                 74,963,146    $      7,496    $ 21,497,894    $(21,755,565)   $   (250,175)
Reorganization effect                                                   (21,497,894)     21,480,584         (17,310)
Acquisition shares issued               299,852,584          29,986          21,830         266,326         318,142
                                       ------------    ------------    ------------    ------------    ------------
Balance at July 31, 2007                374,815,730    $     37,482    $     21,830    $     (8,655)   $     50,657
                                       ============    ============    ============    ============    ============


              See accompanying footnotes to the unaudited condensed consolidated financial statements.


                                                         8

                              SYNCRONYS ALTERNATIVE ENERGY, INC.
                        CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
            FOR THE ONE MONTH ENDED JULY 31, 2007 and ONE YEAR ENDED JUNE 30, 2007
                                          (UNAUDITED)

                                                                       July 31      June 30
                                                                        2007          2007
                                                                     ----------    ----------
Cash Provided (Used) by Operating Activities                         $       (0)   $   (4,871)

Cash Provided (Used) by Investing Activities                                710             0

Cash Provided (Used) by Financing Activity - Management Investment            0         4,966
                                                                     ----------    ----------
Net Increase (Decrease) in Cash Balances                                    710            95

Cash Balances at Beginning of Period                                         95             0
                                                                     ----------    ----------
Cash Balance at End of Period                                        $      805    $       95
                                                                     ==========    ==========

Supplemental Information:
There was no cash paid for the acquisitions in these statements
Cash paid during the period for interest                             $        -    $        -
                                                                     ==========    ==========
Cash paid during the period for taxes                                $        -    $        -
                                                                     ==========    ==========


   See accompanying footnotes to the unaudited condensed consolidated financial statements.


                                              9

                       SYNCRONYS ALTERNATIVE ENERGY, INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     FOR THE ONE MONTH ENDED JULY 31, 2007 and ONE YEAR ENDED JUNE 30, 2007
                                   (UNAUDITED)

NOTE A-SUMMARY OF ACCOUNTING POLICIES

General
-------

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for financial information. All statements represent the accounts of the parent company, Syncronys Alternative Energy, Inc. and its wholly owned subsidiaries.

In the opinion of management, all adjustments (consisting of normal recurring accruals), consolidating entries and inter-company eliminations considered necessary for a fair presentation have been included.

Basis of Presentation
---------------------

Syncronys Alternative Energy, Inc. (formerly Syncronys Softcorp) (the "Company", "Syncronys", or "SYCR") is a Nevada publicly held corporation which maintains offices located in Mandeville, Louisiana.

History of the Company
----------------------

Syncronys Softcorp, the predecessor company merged with a privately held company of the same name on June 15, 2006 and re-established its criteria for public trading and registration as a corporation in good standing in the State of Nevada. Form 8K was subsequently filed with the Securities and Exchange Commission and such form is available for public inspection.

Syncronys was formed May 2, 1986 as a Colorado corporation named Redstone Capital, Inc. The company operated as a software development company and raised substantial sums of capital. Eventually the company merged with or acquired a number of companies.

In 1995, the Company merged with a company called Seamless Software Corporation, a Nevada corporation. The Company changed its name to Syncronys Software immediately after the merger.

On July 15, 1998, Syncronys Software filed for protection of the United States Bankruptcy Court Central District of California due to financial losses from product recalls and various other legal problems. On July 19, 1999 the Court converted the Company's bankruptcy filing to Chapter 7 and liquidated the company's assets to satisfy its creditors. All liabilities were removed by this action and the status of preferred shareholders was eliminated. The company's bankruptcy case was closed by the Court on October 30, 2002.

On September 30, 2002, the Board of Directors relinquished control and voted for a new Board of directors that includes the current management and one member from the past board of Directors.

On November 21, 2003, the new Board of Directors formed a Nevada Corporation, a private company, held by members of the Board, with the same name of Syncronys Softcorp.

On June 15, 2006, the Board of Directors of the public company and the private company of the same name, agreed to a merger in a stock for stock transaction that resulted in the public company as the survivor and its shareholders, numbering approximately 380 persons or entities, as the holders of the shares in the merged entity. The public company issued 45,750,000 restricted common shares to the Board of Directors and organizers at the time of merger.

On July 2, 2007, the company entered into an agreement to acquire 100% of the common stock of two entities: Lectric Power Products, Inc., a Nevada corporation and Public Gas Company, a Nevada corporation. Lectric Power Products provides services and products to the wind and solar power generation industry in the US and abroad. Public Gas Company owns substantial natural gas reserves in Oklahoma.

The Company issued an acquisition payment of 299,852,584 restricted common shares to the private company shareholders of these three companies according to their distribution schedule, equal to 80% of the public company shares that would be outstanding after the acquisition.

Subsequent to the acquisition the Company has 374,815,730 outstanding common shares and no preferred shares outstanding. The company filed amended articles of incorporation with the Nevada Secretary of State for a change of name to "Syncronys Alternative Energy, Inc.; approval for authorization of 500,000,000 common shares; approval for authorization of 10,000,000 preferred shares; and a change for both to a stated capital of $.0001 par value. The Nevada Secretary of State approved the changes to the Company's Articles of Incorporation on July 27, 2007.

Reclassification
----------------

Certain reclassifications have been made to conform to prior periods' data to the current presentation. Some reclassifications due to reorganization of equity accounts have been adjusted to show the effect on the June 30, 2006 Balance Sheet for events subsequent to the date of that report.

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash and cash equivalents. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. There was no allowance for doubtful accounts at July 31, 2007 or June 30, 2007.

Stock Based Compensation
------------------------

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for in these statements and has adopted the interim disclosure provisions for its financial reports for the subsequent periods. No stock based compensation was awarded to employees or consultants during the period of this report.

Revenue Recognition
-------------------

The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, REVENUE RECOGNITION ("SAB104"), which superseded Staff Accounting Bulletin No. 101, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB101").

SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------

Cash and cash equivalents consist of cash held in bank deposit accounts and short term, highly liquid maturities of three months or less at the date of purchase. Cash equivalents are carried at amortized cost, which approximate fair value.

Long-Lived Assets
-----------------

The Company has adopted Statement of Financial Accounting Standards No.144 (SFAS
144) to account for long lived assets. The Statement requires that long lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses or a forecasted inability to achieve break even operating results over an extended period. The Company evaluates the recoverability of long lived assets based upon forecasted cash flows. Should impairment in value be indicated, the carrying value of intangible assets will be adjusted based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No.144 also requires that assets that are to be disposed of, be reported at the lower of the carrying amount or the fair market value, less selling costs.

Net Earnings per Share
----------------------

The Company computes earnings per share under Financial Accounting Standard No. 128, "Earnings per Share" (SFAS 128). Net income per common share is computed by dividing net income by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the year. Dilutive common stock equivalents consist of shares issuable upon conversion of convertible preferred shares and the exercise of the Company's stock options and warrants (calculated using the treasury stock method). During the period of this report common stock equivalents are not considered in the calculation of the weighted average number of common shares outstanding because they would be anti-dilutive, thereby increasing the net income per common share.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

NOTE B- NATURAL GAS RESERVES

On July 2, 2007 SYCR acquired 100% of the outstanding common stock of Public Gas Company, a Nevada corporation that has owned a drilled and proved reserve of natural gas in Pittsburg County Oklahoma. The original reserve documented in 1989 contained 789,120 metric cubic feet (MCF) of natural gas and was drilled and operated as a natural gas provider for rural homes in the Oklahoma area... The latest reserve estimate and valuation was dated December 31, 2005 and provided that the remaining reserves totaled 233,587 MCF after 16 years of production. This reserve is currently valued at $1,581,384 at the current market price of $6.77 per CFM.

According to Generally Accepted Accounting Principals this property is to be recorded on the books at the lower of cost or market. Based on the cost to the company from the issue of shares, these assets were valued at actual cost consisting of the PGC liabilities assumed by SYCR and the par value of its stock of $.001 at the time of acquisition. This adjustment resulted in a recorded value of $464,053 as of July 2, 2007.

The company feels it can recover the full value of the reserve, less costs of production, by selling the reserve to other users or producing electricity with a gas engine turbine combination that are readily available to the market. Selling the electricity will bring a far greater value than the current value of the reserve.

NOTE C - CONVERTIBLE DEBENTURES PAYABLE

During the period shortly after the Company's filing for Bankruptcy Court protection, two individuals invested the sum of $250,000 to maintain the company's operations during the proceedings. These loans were subsequent to the bankruptcy filing and were not eliminated by the action of the court. On June 30, 2006, the Company agreed to execute promissory notes to the two individuals for payment.

The acquisition of Public Gas Company of Nevada resulted in the issue of a promissory note in the amount of $150,000 from PGC to an individual that had a previous interest in the natural gas property of the company.

All three of these notes have identical clauses. There is a non dilution clause in the notes so that they will not be affected by future stock splits or reversals by the Board of Directors. There are no interest or cash payment provision in the notes. These notes can only be paid by the conversion of the notes to common stock at the rate of $.50 per share.

These convertible debentures are classified as mezzanine financing and are not included in total liabilities because no payments are due and no interest accrues. The only payment method is through conversion. The total balance of these debentures at July 31, 2007 was $400,000.

NOTE D - STOCKHOLDERS' EQUITY

Subsequent to the acquisitions on July 2, 2007, the Company has 374,815,730 outstanding common shares and no preferred shares outstanding. The company filed amended articles of incorporation with the Nevada Secretary of State for a change of name to "Syncronys Alternative Energy, Inc.; approval for authorization of 500,000,000 common shares; approval for authorization of 10,000,000 preferred shares; and a change for both to a stated capital of $.0001 par value. The Nevada Secretary of State approved the changes to the Company's Articles of Incorporation on July 27, 2007.

The Following table describes the various blocks of common stock issued to date and the total outstanding shares:

                      Share Issue Description                              Common Shares
                      -----------------------                              -------------
Balance at July 31, 1998 held by public before bankruptcy proceedings         29,213,146

Shares issued for reorganization and restructure merger                       45,750,000
Acquisition shares issued                                                    299,852,584
                                                                             -----------
Balance at July 31, 2007                                                     374,815,730
                                                                             ===========

NOTE E - NET OPERATING LOSS CARRYOVERS FOR FEDERAL TAXATION

The company has incurred substantial net operating losses for the periods 1996 through 2007, totaling $16,921,313. The majority of these tax losses were incurred prior to 1999 and $5,559,094 of these losses expire in 2011. $11,362,219 of these losses will expire between 2016 and 2019. The Internal Revenue Service has not ruled on the ability of the company to utilize these losses. Management has taken the position that these losses will survive the review of the IRS and will provide a tax value of approximately $5,753,000 in the future.

NOTE F:  CONSOLIDATION

On July 2, 2007, the company entered into an agreement to acquire 100% of the common stock of two entities, Lectric Power Products, Inc., a Nevada corporation and Public Gas Company, a Nevada corporation. Lectric Power Products provides services and products to the wind energy generation and solar power industry in the US and abroad. Public Gas Company owns substantial natural gas reserves in Oklahoma.

In addition to the acquisitions, the company voted and approved a reorganization of its balance sheet to reflect the conditions of the bankruptcy proceedings that concluded in 2003 and reorganized the retained earnings and additional paid in capital accounts of the company.

The company also filed for and received approval for the change in the articles of incorporation in the state of Nevada the change the par value of it common shares, authorize additional common shares and preferred stock and change its name to Syncronys Alternative Energy, Inc.

The following proforma balance sheets and elimination entries are the results of these actions.

                                PROFORMA BALANCE SHEET AND ELIMINATION ENTRIES

                                                         AS OF JULY 31, 2007
                         ------------------------------------------------------------------------------------
                                                                                                Syncronys
                           Lectric      Public Gas         Syncronys                           Alternative.
                          Power Co.      Company            Softcorp         Eliminations      Energy, Inc.
                         ------------------------------------------------------------------------------------
Assets
Current Assets
Cash In Bank                      $0            $710                 $95                               $ 805
Other Assets
Gas Reserves                                 464,053                                                 464,053
                         ------------------------------------------------------------------------------------
Total Assets                      $0        $464,763                 $95                            $464,858
                         ====================================================================================

Liabilities &
Shareholders' Equity
Current Liabilities                                                                      $0
Accounts payable                  $0         $14,201                  $0                             $14,201
Debentures payable                           150,000             250,000                             400,000
Common Stock                                  75,000                                (75,000)
Common stock                                                      74,963            (37,481)          37,482
Additional Paid In
Capital                                      225,562                               (225,562)
Additional Paid In
Capital                                                       21,430,697        (21,408,867)          21,830
Retained Earnings
(deficit)                                                    (21,755,565)        21,746,910           (8,655)
                         ------------------------------------------------------------------------------------
Total Liabilities &
Shareholders' Equity              $0        $464,763                 $95                 $0         $464,858
                         ====================================================================================

Adjustment and eliminations summary and explanations

Eliminations and adjustments:                                                  DR                  CR
                                                                        --------------      ---------------
Elimination of capital accounts                                                75,000
Increase in stock issued and changes in par value                              37,481
Elimination of capital account                                                225,562
Reorganization effect on additional paid in capital                        21,408,867

Reorganization offsetting entries to eliminate retained deficit                     -           21,746,910
                                                                         ------------          -----------
     Total elimination entries                                           $ 21,746,910          $21,746,910
                                                                         ============          ===========


END OF FOOTNOTES

                                                      16